SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Short Duration Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus.
Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.
Rick Smith, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Jeff Morton, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

July 25, 2017
PROSTKR-923